Exhibit 10.1

AMENDMENT TO THE SUBSRIPTION OF SHARES AGREEMENT

BETWEEN

CG MALTA HOLDING LIMITED AND

XSIGMA ENTERTAINMENT LTD.

THE SUBSCRIPTION OF SHARES AGREEMENT entered into by the Parties on the 4th day of April, 2021, and subsequently amended on August 4, 2021, is by mutual agreement of the Parties, hereby amended as of this 27th day of December, 2021. WHEREAS:

2.2 The Parties agree that the Second Shares shall be subscribed by the Subscriber for the total price of thirty-five million United States Dollars ($35,000,000) payable by the Subscriber to the Company upon signing of a second share subscription agreement not later than four (4) months from the date of signing of this Agreement.

AUGUST 4, 2021 AMENDEMENT:

2.2 The Parties agree that the Second Shares shall be subscribed by the Subscriber for the total price of thirty-five million United States Dollars ($35,000,000) payable by the Subscriber to the Company upon signing of a second share subscription agreement to be completed no later than January 1, 2022. This extension is subject to the Subscriber subscribing for ten million United States Dollars ($10,000,000) of the total price no later than August 30, 2021.

IS HEREBY AMENDED TO (AS AT DECEMBER 27, 2021):

2.2 The Parties agree that the Third Shares shall be subscribed by the Subscriber for the total price of twenty-five million United States Dollars ($25,000,000) payable by the Subscriber to the Company upon signing of a third share subscription agreement to be completed no later than April 30, 2022. This extension is subject to the Subscriber subscribing for five million United States Dollars ($5,000,000) of the total price no later than February 15, 2022 and five million United States Dollars ($5,000,000) of the total price no later than March 15, 2022.

All other aspects of the Subscription for Shares Agreement remain unchanged.

IN WITNESS WHEREOF, the Parties hereto have executed this Amendment to the Agreement for Subscription of Shares as of the date hereinbefore set forth.

- signature page to follow -

/s/ Jiancong Huang
Jiancong Huang, CEO
f/obo xSigma Entertainment Limited
Subscriber

/s/ Daniel Eric Graetzer
Daniel Eric Graetzer
f/obo CG Malta Holding Limited
Company

/s/ Daniel Eric Graetzer
Daniel Eric Graetzer Shareholder
By way of Acknowledgment